Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Compensation And Retirement Disclosure [Abstract]
Benefit Obligation	$ 326	$ 320
Fair value of plan assets	411	376
Defined Benefit Plan, Funded Status of Plan	(85)	(56)
Noncurrent liabilities (assets)	(85)	(56)
Net amount recognized	(85)	(56)
Amounts recognized in accumulated comprehensive income (loss) consist of:
Unrecognized net gain (loss)	$ (66)	$ (86)